UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PARKERVISION, INC.

4446-1A Hendricks Avenue, Suite 354

Jacksonville, Florida 32207

___________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 16, 2022

___________

Notice is hereby given that the 2022 annual meeting of shareholders (the “Annual Meeting”) of ParkerVision, Inc. (the “Company”, “we” or “our”), will be held September 16, 2022 at 10:00 a.m. Eastern Daylight Time.  You may attend the Annual Meeting online at https://web.lumiagm.com/209610065 (password: parkervision2022).

To participate in the Annual Meeting, you will need your 16-digit control number included with the notice of internet availability of proxy materials or proxy card.  Instructions on how to attend and participate in the Annual Meeting online can be found at www.voteproxy.com or at https://web.lumiagm.com/209610065 (password: parkervision2022).  You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.

At the Annual Meeting, the Company's shareholders will vote on the following proposals:

1.	To elect two nominees as Class III directors to the Board of Directors;
2.	To approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock;
3.	To ratify the selection of MSL, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on July 18, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to ensure the presence of a quorum, whether or not you expect to attend the Annual Meeting online, please vote your shares by proxy as promptly as possible. You may revoke your proxy if you so desire at any time before it is voted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 16, 2022: The Company’s proxy statement and annual report to security holders are available at http://www.astproxyportal.com/ast/20640.

By Order of the Board of Directors

Cynthia French

Chief Financial Officer and Corporate Secretary

Jacksonville, Florida

August 2, 2022

PARKERVISION, INC.

___________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 16, 2022

___________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and the accompanying proxy materials are being furnished to our shareholders in connection with the solicitation of proxies by our board of directors (our “Board”) for use at our 2022 annual meeting of shareholders (the “Annual Meeting”) to be held Friday, September 16, 2022 at 10:00 a.m. Eastern Daylight Time for the following purposes:

1.	to elect two Class III members of the Board to hold office until the third ensuing annual meeting and until his respective successor is duly elected and qualified;
2.

to approve an amendment to the amended and restated articles of incorporation of the Company, as amended, to increase the number of authorized shares of common stock from 150,000,000 shares to 175,000,000 shares;

3.	to ratify the appointment of MSL, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and
4.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be held via live webcast at https://web.lumiagm.com/209610065 (password: parkervision2022) and will begin promptly at 10:00 a.m. EDT.  We encourage you to access the Annual Meeting prior to the start time.  Online check-in will begin at 9:45 a.m. EDT, and you should allow ample time for the check-in procedures.  This proxy statement and the accompanying proxy materials will be sent or made available to shareholders on or about August 2, 2022.

Record Date and Voting Securities

Our Board has fixed the close of business on July 18, 2022 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  As of July 18, 2022, we had issued and outstanding 78,341,325 shares of common stock, par value $.01 per share, our only class of voting securities outstanding.  Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

Voting

There are several different methods shareholders can use to vote their shares:

1.

By Internet:  You can submit a proxy over the internet to vote your shares by following the instructions provided either in the notice of internet availability of proxy materials or on the proxy card or voting instruction form you received if you requested a full set of the proxy materials by mail or email;

2.

By Telephone:  If you requested a full set of proxy materials by mail or email, you can submit a proxy over the telephone by following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received.  If you received a notice of internet availability of proxy materials only, you can submit a proxy over the telephone to vote your shares by following the instructions at the internet web address referred to in the notice;

3.

By Mail:  If you requested and received a full set of the proxy materials by mail or email, you can submit a proxy by mail to vote your shares by completing, signing, and returning the proxy card or voting instruction form accompanying the proxy materials you received; or

4.

During the Annual Meeting:  You may vote virtually via the internet during the Annual Meeting. If you desire to vote during the meeting, please follow the instructions for attending and voting during the Annual Meeting posted at https://web.lumiagm.com/209610065 (password: parkervision2022).

Shareholders of Record and Shareholders Who Hold Shares in “Street Name”

If your shares of common stock are registered in your name on the books and records of our transfer agent, you are the shareholder of record. If your shares of common stock are held for you in the name of your broker, bank or other nominee, your shares are held in “street name.”

If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting on the internet or by telephone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.  If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions.

If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our directors and approval of the amendment to our amended and restated articles of incorporation, unless it receives voting instructions from you.  To ensure that your vote is counted, please (i) communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, (ii) obtain a legal proxy and vote online using the instructions posted on the internet, (iii) or obtain a legal proxy and arrange to vote online during the Annual Meeting using the instructions posted at https://web.lumiagm.com/209610065 (password: parkervision2022).

Proxies and Revocation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting.  By giving your proxy, you are appointing as your proxies the persons that have been designated by our Board. Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your instructions.  If no instructions are given, proxies given by a shareholder will be voted “FOR” the election of the director nominees, “FOR” the amendment to our amended and restated articles of incorporation increasing the number of authorized shares of common stock, and “FOR” ratification of the appointment of MSL, P.A. as our independent registered public accounting firm.  With respect to any other proposal that properly comes before the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion, to the extent permitted by applicable laws and regulations.

Any proxy may be revoked by (i) submitting a written notice of revocation that is received by our Corporate Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting virtually and voting online.  Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.  Shareholders may send written notice of revocation to the Corporate Secretary, ParkerVision, Inc., 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207.

Quorum and Required Vote

The presence, in person, including online attendance, or by proxy, of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum at the meeting.  A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted (“shareholder withholding”) with respect to a particular matter.  Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (“broker non-vote”).  The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter.  These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

Director Election.   The directors will be elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the highest number of votes in their favor will be elected as our directors. Consequently, any shares not voted “FOR” a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee’s favor.  Shareholders do not have cumulative voting rights for directors.

Amendment to the Amended and Restated Articles of Incorporation.    The approval of the amendment to our amended and restated articles of incorporation to increase the number of authorized shares of common stock requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Abstentions will have no effect on the proposal because abstentions do not count as a vote cast.  Brokerage firms do not have the authority to vote customers’ shares on this proposal in the absence of instructions from the beneficial owner of the shares.  Because brokers are not entitled to vote on this matter, such broker non-votes will have no effect on the vote.

Ratification of the Appointment of MSL, P.A. as our Independent Registered Public Accounting Firm.   The ratification of the appointment of MSL, P.A. as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions have the same effect as a vote against the proposal.  Brokerage firms do have authority to vote customers’ shares on this proposal in the absence of instructions from the beneficial owner of the shares.  To the extent any brokerage firms do not vote on this proposal, such broker non-votes will not have any effect on the outcome of this matter.

Other Matters.   All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting, unless the governing corporate law, our amended and restated articles of incorporation or our bylaws require otherwise.  Abstentions have the same effect as a vote against any such other matters.  Brokers are not entitled to vote on such other matters and, accordingly, “broker non-votes” will have no effect on the vote.

Appraisal Rights

No appraisal rights are available under Florida law, our amended and restated articles of incorporation or our bylaws if you dissent from or vote against any of the proposals to be presented at the Annual Meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting.  We have retained Advantage Proxy to act as a proxy solicitor in conjunction with the Annual Meeting.  We have agreed to pay Advantage Proxy a fee of $4,000, plus reasonable out-of-pocket expenses.  If you are a shareholder and have questions about the proposals including the procedures for voting your shares, please contact Advantage Proxy toll free at 1-877-870-8565 or by email at ksmith@advantageproxy.com.  Our officers and other employees, without additional remuneration, may also assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the internet, solicitations may be made personally or by email or telephone, as well as by public announcement. We will bear the cost of this proxy solicitation. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“Annual Report”), which contains our audited financial statements, is being sent or made available to our shareholders along with this proxy statement.  We will provide to you exhibits to the Annual Report upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if a request is sent in writing to the Corporate Secretary, ParkerVision, Inc., 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207.

PROPOSAL I:  ELECTION OF DIRECTORS

General

Our Board is divided into three classes with only one class of directors typically being elected in each year and each class serving a three-year term.  The term of office of our Class III  directors expires at this year’s Annual Meeting.  Our Board has nominated Mr. Paul A. Rosenbaum and Mr. Robert G. Sterne, the current Class III directors,  for re-election.

The nominees have agreed to be named in this proxy statement and to serve as director if elected.  Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of the nominees.  In case one or both of the nominees become unavailable for election to the Board, an event which is not anticipated, the persons appointed as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person(s) in accordance with their judgment.

Directors and Director Nominees

Name	Age	Position with the Company
Frank N. Newman	80	Class II Director, Audit Committee Member
Jeffrey L. Parker	65	Class I Director, Chairman of the Board and Chief Executive Officer
Paul A. Rosenbaum	79	Class III Director, Audit Committee Chair
Robert G. Sterne	70	Class III Director

Frank N. Newman, Class II Director

Frank Newman has been a director of ours since December 2016 and a member of our audit committee since April 2020.  Mr. Newman has been the chief executive officer and co-founder of PathGuard, Inc. (or its predecessors), a company offering hardware-based cybersecurity, since 2015.  From 2011 until December 2018, Mr. Newman served as chairman of Promontory Financial Group China Ltd., an advisory group for financial institutions and corporations in China.  From 2005 to 2010, he served as chairman and chief executive officer of Shenzhen Development Bank, a national bank in China.  Prior to 2005, Mr. Newman served as chairman, president, and chief executive officer of Bankers Trust and chief financial officer of Bank of America and Wells Fargo Bank.  Mr. Newman served as Deputy Secretary of the U.S. Treasury from 1994 to 1995 and as Under Secretary of Domestic Finance from 1993 to 1994.  He has authored two books and several articles on economic matters, published in the U.S., mainland China, and Hong Kong.  Mr. Newman has served as director of Aspirational Consumer Lifestyle Corp (NYSE: ASPL), a special purpose acquisition company, since September 2020.  He also serves as audit committee chair and a member of the compensation committee for ASPL.  Mr. Newman has previously served as a director for major public companies in the U.S., United Kingdom, and China, and as a member of the Board of Trustees of Carnegie Hall. He earned his BA, magna cum laude, in economics at Harvard.  Mr. Newman brings a substantial knowledge of international banking and business relationships to the Board.  His financial background adds an important expertise to the Board with regard to financing future business opportunities.

Jeffrey L. Parker, Class I Director

Jeffrey Parker has been the chairman of our Board and our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. From March 1983 to August 1989, Mr. Parker served as executive vice president for Parker Electronics, Inc., a joint venture partner with Carrier Corporation performing research, development, manufacturing, and sales and marketing for the heating, ventilation and air conditioning industry. Mr. Parker is a named inventor on 31 U.S. patents. Among other qualifications, as chief executive officer, Mr. Parker has relevant insight into our operations, our industry, and related risks as well as experience bringing disruptive technologies to market.

Paul A. Rosenbaum, Class III Director Nominee

Paul A. Rosenbaum has been a director of ours since December 2016 and a member of our audit committee since September 2018.  Mr. Rosenbaum has extensive experience as a director and executive officer for both public and private companies in a number of industries.  Since 1994, Mr. Rosenbaum has served as chief executive of SWR Corporation, a privately-held corporation that designs, sells, and markets specialty industrial chemicals.  In September 2017, Mr. Rosenbaum was appointed to the Board of Commissioners for the Oregon Liquor Control Commission and has served as chairman since March 2018. Since 2009, Mr. Rosenbaum has been a member of the Providence St. Vincent Medical Foundation Council of Trustees, and previously served as president of the Council.  In addition, from September 2000 until June 2009, Mr. Rosenbaum served as chairman and chief executive officer of Rentrak Corporation (“Rentrak”), a Nasdaq publicly traded company that provides transactional media measurement and analytical services to the entertainment and media industry.  From June 2009 until July 2011, Mr. Rosenbaum served in a non-executive capacity as chairman of Rentrack.  From 2007 until 2016, Mr. Rosenbaum served on the Board of Commissioners for the Port of Portland, including as vice chairman from 2012 to 2016.  Mr. Rosenbaum was chief partner in the Rosenbaum Law Center from 1978 to 2000 and served in the Michigan Legislature from 1972 to 1978, during which time he chaired the Michigan House Judiciary Committee, was legal counsel to the Speaker of the House of the state of Michigan and wrote and sponsored the Michigan Administrative Procedures Act. Additionally, Mr. Rosenbaum served on the National Conference of Commissioners on Uniform State Laws, as vice chairman of the Criminal Justice and Consumer Affairs Committee of the National Conference of State Legislatures, and on a committee of the Michigan Supreme Court responsible for reviewing local court rules.  Among other qualifications, Mr. Rosenbaum has extensive experience as a director and executive officer of a publicly held corporation and has relevant insights into operations and our litigation strategies.

Robert G. Sterne, Class III Director Nominee

Robert Sterne has been a director of ours since September 2006 and also served as a director of ours from February 2000 to June 2003. Since 1978, Mr. Sterne has been a partner of the law firm of Sterne, Kessler, Goldstein & Fox PLLC, specializing in patent and other intellectual property law. Mr. Sterne provides legal services to us as one of our patent and intellectual property attorneys.  Mr. Sterne has co-authored numerous publications related to patent litigation strategies.  He has received multiple awards for contributions to intellectual property law including Law 360’s 2016 Top 25 Icons of IP and the Financial Times 2015 Top 10 Legal Innovators in North America.  Among other qualifications, Mr. Sterne has an in-depth knowledge of our intellectual property portfolio and patent strategies and is considered a leader in best practices and board responsibilities concerning intellectual property.

Voting Standard

The directors will be elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the highest number of votes in their favor will be elected as our directors. Consequently, any shares not voted “FOR” a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee’s favor.  Shareholders do not have cumulative voting rights for directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CLASS III DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the Board believes are “best practices.”  A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from our website at http://www.parkervision.com/investor-relations/corporate-governance/.

Leadership Structure

The decision as to who should serve as Chairman of the Board, who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is the responsibility of our Board.  The members of our Board possess considerable experiences and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs.  Our Board does not believe that our size or the complexity of our operations warrant a separation of the Chairman of the Board and Chief Executive Officer functions.  Furthermore, our Board believes that combining the roles of Chief Executive Officer and Chairman of the Board promotes leadership and direction for the Board and for executive management, as well as allowing for a single, clear focus for the chain of command.

Accordingly, the Board believes that the most effective leadership structure for us at this time is for Mr. Parker to serve as both Chairman of the Board and Chief Executive Officer.  Mr. Parker is one of our founders and has been our Chairman of the Board and our Chief Executive Officer since our inception in August 1989.  The Board believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of our strategic plan. Mr. Parker’s leadership, in both his Chairman of the Board and Chief Executive Officer roles, continues to ensure that we remain dedicated to and focused on both our short and long-term objectives.  While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

Although our common stock is quoted on the OTCQB Venture Market (“OTCQB”), we continue to follow the rules of Nasdaq Stock Market (“Nasdaq”) in determining if a director is independent. The Board also consults with our counsel to ensure that the Board’s determinations is consistent with the Nasdaq rules and all other relevant securities and other laws and regulations regarding independence of directors.  The Board has affirmatively determined that each of Messrs. Newman, Rosenbaum, and Sterne are independent directors.

Risk Management and Board Oversight

The Board as a whole works with our management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies.

Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements.  In evaluating risk, the Board and its committees consider whether our management adequately identifies material risks in a timely manner and implements appropriately responsive risk management strategies throughout the organization.  The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas.  Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2021, our Board met ten times and acted by unanimous consent three times.   All of our directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served.  The directors are strongly encouraged to attend meetings of shareholders.  All of our directors attended our 2021 annual meeting of shareholders.

The Board has one separately standing committee, the audit committee, which is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, the committee has a written charter, a copy of which is available free of charge at http://www.parkervision.com/investor-relations/corporate-governance/.

Audit Committee

Messrs. Rosenbaum and Newman serve on our audit committee with Mr. Rosenbaum acting as chairperson.  During the fiscal year ended December 31, 2021, the audit committee met five times.  The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent registered public accounting firm.   The audit committee also reviews and recommends to the Board whether or not to approve transactions between us and an officer, director, or other related party.  The purpose and responsibilities of our audit committee are set forth in full in the committee’s charter.  The report of the audit committee is included on page 18 of this proxy statement.

Audit Committee Financial Expert

The Board has determined that Paul Rosenbaum and Frank Newman are audit committee financial experts within the meaning of the rules and regulations of the Securities and Exchange Commission (“SEC”) and are independent as determined in accordance with the rules of Nasdaq for audit committee members.

Director Nomination Process

The Board does not have a separate nominating committee.  Instead, each of our independent directors participates in the consideration of director nominees.  The Board determined that, due to the small size of the Board, full participation of the independent directors in consideration of director nominees is appropriate.

The Board considers for nomination as directors those persons identified by its members, management, shareholders, potential investors, investment bankers and others with the objective of having a Board with diverse perspectives and skills.  The committee does not distinguish among nominees recommended by shareholders and other persons.  Each individual is evaluated in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.

The Board is responsible for assessing the appropriate balance of skills and characteristics required of Board members.  Nominees for director are selected on the basis of, among other things, experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness and ability to devote adequate time to Board duties.  Nominees for director are assessed based on the needs of the Board at that point in time and with an objective of ensuring diversity in background, experience and viewpoints of Board members.  Though the committee does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates.

Shareholders and others wishing to suggest candidates to the nominating committee for consideration as directors must submit written notice to the Corporate Secretary, ParkerVision, Inc., 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207, who will provide it to the Board. We also have a method by which shareholders may nominate persons as directors, which is described in the section “Shareholder Proposals and Nominations” on page 23 of this proxy statement.  We did not receive any recommendations or nominations from shareholders for this Annual Meeting.

Code of Ethics

The Board has adopted a code of ethics that is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others.  A copy of the code of ethics may be found on our website at http://www.parkervision.com/investor-relations/corporate-governance/.

Shareholder Communications

Shareholders may contact the Board or individual members of the Board by writing to them in care of the Corporate Secretary, ParkerVision, Inc., 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207.   The Corporate Secretary will forward all correspondence received to the Board or the applicable director from time to time.  This procedure was approved by our independent directors.

Compensation Committee Information

The Board does not have a separately standing compensation committee.  Instead, each of our independent directors participates in the consideration of officer and director compensation.  The Board determined that, due to the small size of the Board, full participation of the independent directors in consideration of officer and director compensation is appropriate.

Prohibition on Short Sales and Hedging

The Company prohibits directors, officers, employees, and consultants of the Company and its subsidiaries from entering into transactions involving short sales, hedging, or other monetization transactions that have the effect of permitting such persons to continue to own our securities without bearing the full risks and rewards of such ownership.

Compensation of Outside Directors

Since September 2018, the Board compensation program has consisted exclusively of equity-based compensation, generally awarded annually, in the form of nonqualified stock options, RSUs, or a combination thereof.  Unvested director equity compensation awards are forfeited if the director resigns or is removed from the Board for cause prior to the vesting date.  Nonqualified stock options generally expire five to seven year from grant date.

In January 2021, each of our non-employee directors were awarded 360,000 nonqualified stock options at an exercise price of $0.54 per share.  These options vest over eight equal quarterly increments commencing March 31, 2021 and expire on January 11, 2026.

In July 2022, each of our non-employee directors were awarded 250,000 nonqualified stock options and non-employee directors who also serve as members of our audit committee were awarded an additional 50,000 nonqualified stock options.  The options have an exercise price of $0.18 per share, vest over four equal quarterly increments commencing October 7, 2022 and expire on July 7, 2029.

We reimburse our non-employee directors for their reasonable expenses incurred in attending meetings where applicable and we encourage participation in relevant educational programs for which we reimburse all or a portion of the costs incurred for these purposes.    Directors who are also our employees are not compensated for serving on our Board.  Information regarding compensation otherwise received by our directors who are also named executive officers is provided under “Executive Compensation.”

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2021.

Name	Stock Awards($)	Option Awards($) 1	Total ($)
(a)	(b)	(c)	(d)
Frank Newman [2]	$-	$172,900	$172,900
Paul Rosenbaum [3]	-	172,900	172,900
Robert Sterne [4]	-	172,900	172,900

1.

The amounts represented in columns (b) and (c) represent the full grant date fair value of share-based awards in accordance with ASC 718.  Refer to Note 14 of the consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the assumptions made in the valuation of stock awards.

2.	At December 31, 2021, Mr. Newman has an aggregate of 1,355,000 nonqualified stock options outstanding, of which 1,165,000 are exercisable.
3.	At December 31, 2021, Mr. Rosenbaum has an aggregate of 1,505,000 nonqualified stock options outstanding, of which 1,315,000 are exercisable.
4.	At December 31, 2021, Mr. Sterne has 1,651,735 nonqualified stock options outstanding, of which 1,461,735 are exercisable.

EXECUTIVE COMPENSATION

Executive Officers

Name	Age	Position with the Company
Jeffrey Parker	65	Chairman of the Board and Chief Executive Officer (“CEO”)
Cynthia French	55	Chief Financial Officer and Corporate Secretary (“CFO”)

Jeffrey Parker has served as our chairman and chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. Refer to Mr. Parker’s biography set forth above in the section entitled “Proposal I – Election of Directors.”

Cynthia French has been our chief financial officer since June 2004 and our corporate secretary since August 2007.  From March 1994 to June 2004, Ms. French was our controller and our chief accounting officer. Ms. French has been a certified public accountant in the state of Florida since 1989.

Summary Compensation Table

The following table summarizes the total compensation of each of our “named executive officers” as defined in Item 402(m) of Regulation S-K (the “Executives”) for the fiscal years ended December 31, 2021 and 2020.   Given the complexity of disclosure requirements concerning executive compensation, and in particular with respect to the standards of financial accounting and reporting related to equity compensation, there is a difference between the compensation that is reported in this table versus that which is actually paid to and received by the Executives.  The amounts in the Summary Compensation Table that reflect the full grant date fair value of an equity award, do not necessarily correspond to the actual value that has been realized or will be realized in the future with respect to these awards.

(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)
Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other ($)		Total ($)
Jeffrey Parker, CEO	2021	$260,000		$-	$-	$3,640,000	$24,000	[3]	$3,924,000
	2020	270,000	[1]	-	99,000	-	24,923	[3]	393,923
Cynthia French, CFO	2021	180,000		-	-	455,000	-		635,000
	2020	186,923	[1]	-	-	42,750	-		229,673
David Sorrells, Former CTO [4]	2020	176,150		-	49,500	-	-		225,650
Gregory Rawlins, Former CTO Heathrow 4	2020	207,692		-	49,500	-	-		257,192

1.	There were 27 biweekly pay periods in 2020 compared to 26 in 2021 resulting in the decrease in reported base salaries.
2.

The amounts represented in columns (e) and (f) represents the full grant date fair value of equity awards in accordance with ASC 718.  Refer to Note 14 to the consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the assumptions made in the valuation of equity awards.

3.	Represents an automobile allowance in the amount of $24,000, paid biweekly. The additional amount in 2020 is the result of 27 pay periods in 2020 compared to 26 in 2021.
4.	The CTO roles were eliminated in March 2020 by our Board.

In January 2021, the Board approved equity awards under the 2019 Plan including nonqualified stock options for the purchase of up to 8,000,000 shares at an exercise price of $0.54 per share to Mr. Parker and nonqualified stock options for the purchase of up to 1,000,000 shares at an exercise price of $0.54 to Ms. French.  These options vest over eight equal quarterly increments commencing March 31, 2021 and expire on January 11, 2026. These awards were awarded as long-term incentive to our executives and took into consideration the longevity of their tenure with us, the continuation of their base compensation at a 20% reduced pay rate since 2018 and in recognition of the key role each holds in the organization.

We do not have employment agreements with any of our Executives.  We have non-compete arrangements in place with all of our employees, including our Executives, that impose post-termination restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company, and (iii) soliciting or accepting business from our customers.  We also have a tax-qualified defined contribution 401(k) plan for all of our employees, including our Executives.  We did not make any employer contributions to the 401(k) plan in 2021  or 2020.   Our Executives are eligible for the same employment benefits as our non-Executive employees and receive no other perquisites except as noted in the table above.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information concerning the outstanding equity awards, including unexercised options, unvested stock and equity incentive awards, as of December 31, 2021 for each of our Executives:

	Option Awards						Stock Awards
	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)		Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of shares or units of stock that have not vested ($)
Name	(a)		(b)	(c)		(d)	(e)	(f)
Jeffrey Parker	20,000	1	-		1.98	8/15/2024		$
	2,680,000	2	-		0.17	8/7/2026
	4,000,000	3	4,000,000	3	0.54	1/11/2026	-	-
Cynthia French	20,000	1	-		1.98	8/15/2024	-	-
	877,150	2	-		0.17	8/7/2026
	150,000	4	-		0.33	2/9/2027
	500,000	3	500,000	3	0.54	1/11/2026	-	-

[1]	Options vested over four equal quarterly periods from August 31, 2017 to May 31, 2018.
[2]	Options vest over eight equal quarterly periods from September 1, 2019 to June 1, 2021.
[3]	Options vest over eight equal quarterly periods beginning March 31, 2021.
[4]	Options vested 50% on grant date and the remaining 50% over four equal quarterly periods from May 9, 2020 to May 9, 2021.

PROPOSAL II: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On June 6, 2022, the Board unanimously adopted a resolution proposing to amend our amended and restated articles of incorporation to increase the number of authorized shares of common stock, $0.01 par value, from 150,000,000 shares to 175,000,000 shares, and recommending the proposed amendment (the “Amendment”) to our shareholders for approval. The form of Amendment is attached as Annex A to this proxy statement.

As of July 18, 2022, the record date for the Annual Meeting, 78,341,325 shares of our common stock were issued and outstanding. In addition, as of such date, 23,580,055 shares of common stock were subject to outstanding options or RSUs, 10,345,604 shares of common stock were subject to outstanding warrants, 963,242 shares of common stock were reserved for issuance under our equity compensation plans and 33,342,661 shares were reserved for issuance upon conversion of, and payment of interest-in-kind on outstanding convertible promissory notes.   Our amended and restated articles of incorporation also authorize us to issue 15,000,000 shares of preferred stock, $1.00 par value, none of which were issued and outstanding as of the record date.

Reasons for Approval

The Board believes approval of the Amendment is in the best interests of the Company and its shareholders.  The authorization of additional shares of common stock will allow us to retain flexibility to respond to future business needs and opportunities and to provide compensation to our board and key employees.   For example, the additional shares may be used for repayment of long-term debt obligations, for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances or for the retention or compensation of key employees, including executives and the board.

Effect of Approval

If the Amendment is approved, the Board will be authorized to issue the additional shares of common stock for which authorization is sought, in its discretion, without further approval of the shareholders, and the Board does not intend to seek shareholder approval prior to any issuance of the shares of common stock, unless shareholder approval is required by applicable law.  Although we review from time to time various transactions that could result in the issuance of common stock, we have no current plan, agreement, commitment, understanding or arrangement to issue additional shares of our common stock, except issuances of common stock upon the exercise of our outstanding options and warrants, issuances of common stock upon vesting of our outstanding RSUs and issuances of common stock upon conversion of, and for payment of interest-in-kind on our outstanding convertible promissory notes.

The additional shares of common stock for which authorization is sought would be identical to the shares of common stock we are presently authorized to issue.  Holders of our common stock do not have preemptive rights to subscribe to additional securities which may be issued by us.  The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders.  There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of our common stock voted in an election of directors can elect all of our directors.  The holders of our common stock are entitled to receive dividends when, as, and if declared by the Board out of funds legally available therefor.  We have never paid dividends on our shares of common stock.   In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining available for distribution after payment

of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock.   There are no redemption or sinking fund provisions applicable to the common stock.

The issuance of additional shares of common stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our capital stock.  It may also adversely affect the market price of the common stock.   However, if the issuance of additional shares of common stock allows us to pursue our business plan and grow our business, the market price of our common stock may increase.

While not intended as an anti-takeover provision, the additional shares of common stock for which authorization is sought could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company.  For example, without further shareholder approval, the Board could strategically sell shares of common stock to purchasers who would oppose a takeover or favor the current Board.  Although the Amendment has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.  Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Voting Standard

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Amendment.  Abstentions from voting are not counted as “votes cast” and therefore have no effect on Proposal II.  Brokerage firms do not have authority to vote customers’ shares on this proposal in the absence of instructions from the beneficial owner of the shares.  Because brokers are not entitled to vote on this matter, such broker non-votes will have no effect on the vote.  Neither Florida law, nor our amended and restated articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with the Amendment.  Accordingly, shareholders will have no right to dissent and obtain payment for their shares.

If Proposal II is approved, the Amendment will be filed with Department of State of the State of Florida promptly after the Annual Meeting and will be effective on the date of filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

AUDIT AND ACCOUNTING RELATED FEES FOR THE YEARS ENDED 2020 AND 2021

The firm of MSL, P.A. acts as our principal accountants.  From April 2018 to September 2019, the firm of BDO USA, LLP acted as our principal accountants (“Prior Accountants”).  The following is a summary of fees paid to the principal accountants and Prior Accountants for services rendered.

Audit Fees.  For the years ended December 31, 2021 and 2020, the aggregate fees billed by our principal accountants for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with regulatory filings were approximately $120,000 and $148,300, respectively.  In addition, for the year ended December 31, 2020, the aggregate fees billed by our Prior Accountants for professional services rendered in connection with regulatory filings were approximately $70,000.

Audit Related Fees.  For the years ended December 31, 2021 and 2020, there were no fees billed for professional services by our principal accountants or Prior Accountants for assurance and related services.

Tax Fees.  For the years ended December 31, 2021 and 2020, there were no fees billed for professional services rendered by our principal accountants for tax compliance, tax advice or tax planning.

All Other Fees.  For the years ended December 31, 2021 and 2020, there were no fees billed for other professional services by our principal accountants.

All the services discussed above were approved by our audit committee. The audit committee pre-approves the services to be provided by our principal accountants, including the scope of the annual audit and non-audit services to be performed by the principal accountants and the principal accountants’ audit and non-audit fees.

AUDIT COMMITTEE REPORT

Pursuant to the charter of the audit committee originally adopted on April 25, 2003, as amended on July 31, 2006, March 5, 2012, December 3, 2012, and February 12, 2019, the audit committee’s responsibilities include, among other things:

•	annually reviewing and reassessing the adequacy of the audit committee’s formal charter;

•

reviewing and discussing our annual audited financial statements, our interim financial statements, and the adequacy of our internal controls and procedures with our management and our independent registered public accounting firm;

•	reviewing the quality of our accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	appointing the independent registered public accounting firm, which firm will report directly to the audit committee;

•	reviewing the independence of the independent registered public accounting firm; and

•	reviewing and approving all related party transactions on an ongoing basis.

The audit committee also pre-approves the services to be provided by our independent registered public accounting firm.   During the year ended December 31, 2021, the committee reviewed in advance the scope of the annual audit and non-audit services to be performed by the independent registered public accounting firm and the independent registered public accounting firm’s audit and non-audit fees and approved them.

The audit committee reviewed and discussed our audited financial statements for 2021 with management, as well as with our independent registered public accounting firm.   During 2021 and thereafter, the audit committee met privately at regularly scheduled meetings and held discussions with management, including the chief financial officer and our independent registered public accounting firm.  Management represented to the audit committee that our financial statements were prepared in accordance with generally accepted accounting principles.  The audit committee also discussed and reviewed with management and the independent registered public accounting firm the internal controls and procedures of the audit functions and the objectivity of the process of reporting on the financial statements.  The committee discussed with management financial risk exposures relating to our company and the processes in place to monitor and control the resulting exposure, if any.

The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), as well as various accounting issues relating to presentation of certain items in our financial statements and compliance with Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”).   The committee received the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the committee concerning independence, and the committee discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon the review and discussions referred to above, and in reliance on the report of our independent registered public accounting firm, the audit committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10‑K for the year ended December 31, 2021 for filing with the SEC.  The audit committee also recommended to the Board the appointment of MSL as the independent registered public accounting firm for the year ending December 31, 2022.

Submitted by the Audit Committee:

Paul A. Rosenbaum, Chair

Frank N. Newman

PROPOSAL III: RATIFICATION OF THE SELECTION OF MSL, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed MSL, P.A. as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2022.  The Board recommends ratification of the audit committee’s selection of MSL.  At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of MSL for the year ending December 31, 2022.  A representative of MSL is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

The selection of MSL as our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the selection to our shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the audit committee.  The Sarbanes-Oxley Act of 2002 requires that the audit committee be directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm.  While the audit committee is not required to take any action as a result of the outcome of the vote on this proposal, if our shareholders do not ratify the appointment, the audit committee will reconsider whether to retain MSL and may retain that firm or another firm without re-submitting the matter to our shareholders.  Even if our shareholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

Vote Required

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is required to ratify the selection of MSL as our independent registered public accounting firm.  Abstentions from voting have the same effect as a vote against Proposal III.   Brokerage firms have authority to vote customers’ shares on this proposal in the absence of instructions from the beneficial owner of the shares.  To the extent any brokerage firms do not vote on this proposal, such broker non-votes will not have any effect on the outcome of this matter.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF MSL, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Holders

The following table sets forth certain information as of July 18, 2022 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each of our executive officers, and (iv) all of our directors, director nominees and executive officers as a group (based upon information furnished by those persons). As of July 18, 2022,  78,341,325 shares of our common stock were issued and outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class[1]
>5% HOLDERS (EXCLUDING EXECUTIVE OFFICERS AND DIRECTORS)
GEM Partners, LP	8,214,502	[2]	9.99%
Thomas Staz Revocable Trust	4,017,169	[3]	5.13%

EXECUTIVE OFFICERS AND DIRECTORS
Jeffrey Parker [10]	8,990,583	[4]	10.33%
Cynthia French [10]	1,982,133	[5]	2.47%
Frank Newman [10]	1,443,100	[6]	1.81%
Paul Rosenbaum [10]	2,871,321	[7]	3.55%
Robert Sterne [10]	1,605,000	[8]	2.01%
All directors and executive officers as a group (5 persons)	16,892,137	[9]	17.96%

[1]

Percentage is calculated based on all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.  Unless otherwise indicated, each person or group has sole voting and dispositive power over all such shares of common stock.

[2]

GEM Investment Advisors, LLC (“GEM Advisors”) is the general partner of GEM Partners LP (“GEM”) and Flat Rock Partners LP (“FlatRock”).  Mr. Daniel Lewis is the controlling person of GEM Advisors.  GEM Advisors and Mr. Lewis have shared voting and dispositive power.  Beneficial ownership includes (i) 4,899 shares held by FlatRock, (ii) 6,600 shares held by Mr. Lewis, (iii) 4,346,080 shares held by GEM, and (iv) 3,856,923 shares underlying convertible notes held by GEM, but excludes 5,470,000 shares underlying convertible notes held by GEM that are not convertible within 60 days due to exercise limitations. The principal business address of GEM Advisors, FlatRock, and Mr. Lewis is 100 State Street, Suite 2B, Teaneck, NJ 07666.  Information derived from a Schedule 13G/A filed by GEM Advisors on March 9, 2021.

[3]

Thomas Staz is the trustee of the Thomas Staz Revocable Trust.  The principal business address of the Thomas Staz Revocable Trust is 1221 Brickell Avenue, Suite 2660, Miami, Florida 33131.  Information provided by beneficial holder on July 26, 2021.

[4]

Includes 8,680,000 shares of common stock issuable options exercisable within 60 days, 193,324 shares held by Mr. Parker directly, and 117,259 shares held by Jeffrey Parker and Deborah Parker Joint Tenants in Common, over which Mr. Parker has shared voting and dispositive power.  Excludes 2,000,000 shares of common stock issuable upon options that may become exercisable in the future.

[5]	Includes 1,790,550 shares of common stock issuable upon options exercisable within 60 days and excludes 250,000 shares of common stock issuable upon options that may become exercisable in the future.
[6]	Includes 1,260,000 shares of common stock issuable upon options exercisable within 60 days and excludes 395,000 shares of common stock issuable upon options that may become exercisable in the future.

[7]

Includes 1,410,000 shares of common stock issuable upon options exercisable within 60 days and 1,019,231 shares of common stock issuable upon conversion of convertible notes.  Excludes 395,000 shares of common stock issuable upon options that may become exercisable in the future.

[8]	Includes 1,556,735 shares of common stock issuable upon options exercisable within 60 days and excludes 345,000 shares of common stock issuable upon options that may become exercisable in the future.
[9]

Includes 14,697,285 shares of common stock issuable upon options exercisable within 60 days and 1,019,231 shares of common stock issuable upon conversion of convertible notes held by directors and officers and excludes 3,385,000 shares of common stock issuable upon options that may become exercisable in the future (see notes 4, 5, 6, 7 and 8 above).

[10]	The person’s address is 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid approximately $97,000 and $11,000 in 2021 and 2020, respectively for patent-related legal services to SKGF, of which Robert Sterne is a partner.  In addition, we paid approximately $130,000 and $110,000 in 2021 and 2020, respectively, for principal and interest on an unsecured note payable to SKGF.  The note was issued in 2016 to convert outstanding unpaid legal fees to an unsecured promissory note.  The note has been amended multiple times to defer principal payments.  The note, as amended, allows for interest at 4% per annum, monthly installments of $10,000 per month beginning January 2020, with a final balloon payment due on April 30, 2023.  At December 31, 2021, the outstanding balance of the note, including unpaid interest is approximately $703,000.

In January 2020, we issued 500,000 in unregistered shares of our common stock as an in-kind payment of approximately $0.08 million in outstanding amounts payable to Stacie Wilf, sister to Jeffrey Parker.

On May 10, 2022, we sold an aggregate of $100,000 in promissory notes, convertible into shares of our common stock at a fixed conversion price of $0.13 to one of our directors, Paul Rosenbaum, on the same terms as other convertible notes sold in the same transaction.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. In certain instances, the full Board may review and approve a transaction. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. We require each of our directors and executive officers to complete a questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, officer or employee.

SOLICITATION OF PROXIES

Your proxy is being solicited on behalf of our Board and we are bearing the cost of this solicitation.  In addition to the use of the mail and internet, proxies may be solicited personally or by email or telephone using the services of directors, officers, and regular employees at nominal costs.  Banks, brokerage firms, and other custodians, nominees, and fiduciaries will be reimbursed by us for expenses incurred in sending proxy materials to beneficial owners of our common stock.  We have retained Advantage Proxy to act as a proxy solicitor in conjunction with the Annual Meeting.  We have agreed to pay Advantage Proxy a fee of $4,000, plus reasonable out-of-pocket expenses.  If you are a shareholder and have questions about the proposals including the procedures for voting your shares, please contact Advantage Proxy toll free at 1‑877-870-8565 or by email at ksmith@advantageproxy.com.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2023 ANNUAL MEETING

Pursuant to the rules of the SEC, if a shareholder wishes to submit a proposal for possible inclusion in our 2023 proxy statement pursuant to Rule 14a-8 under the Exchange Act, we must receive it on or before April 4, 2023.  All proposals submitted pursuant to Rule 14a-8 under the Exchange Act must comply with the SEC rules regarding eligibility for inclusion in our proxy statement.

Our by-laws contain provisions intended to promote the efficient functioning of our shareholder meetings. Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings.  Under our by-laws, in order to properly bring business before a shareholder meeting or nominate a person for election as a director, a shareholder must provide us with written notice, at least 120 days prior to the first anniversary of the mailing of this proxy statement, of any such business the shareholder proposes for consideration, even if the shareholder does not intend to include such proposal in our proxy materials, or any such person the shareholder intends to nominate for election as a director.  For the 2023 annual meeting of shareholders, this notice must be received by us no later than April 4, 2023.  A notice of a shareholder proposal or nomination must include the information set forth in our bylaws.

To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide us with notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 18, 2023.

Shareholder proposals and nominations should be addressed to Corporate Secretary, ParkerVision, Inc., 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the Board intend to present at the Annual Meeting.  Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our Board provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Corporate Secretary, ParkerVision, Inc., 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207.

Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including our audited financial statements, management’s discussion and analysis of financial condition and results of operations, and our quantitative and qualitative disclosures about market risk.  You may request a free copy of any or all of the information incorporated by reference into the proxy statement (other than exhibits not specifically incorporated by reference into the text of such documents).  Please direct any oral or written requests for such documents to Corporate Secretary, ParkerVision, Inc., 4446-1A Hendricks Avenue, Suite 354, Jacksonville, Florida 32207.

Annex A

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

PARKERVISION, INC.

__________________________________

Pursuant to Section 607.1006 of the

Florida 1989 Business Corporation Act

__________________________________

FIRST:  The name of the Corporation is ParkerVision, Inc.

SECOND:  This amendment to the Amended and Restated Articles of Incorporation of the Corporation was approved and adopted, as prescribed by Section 607.1003 of the Florida 1989 Business Corporation Act, by the Board of Directors at a meeting held June 6, 2022 and by the holders of the common stock of the Corporation at a meeting held on September 16, 2022.   The number of votes cast for the amendment by the shareholders was sufficient for approval. Only the holders of common stock were entitled to vote on the amendment.

THIRD:  This amendment is to be effective immediately upon filing.

FOURTH:  Article IV of the Amended and Restated Articles of Incorporation of the Corporation is further amended by deleting the first paragraph of Article IV, Section 4.1, and in its place substituting the following:

Section 4.1   Authorized Capital.  The number of shares of stock which this corporation is authorized to issue shall be 190,000,000 shares, of which 175,000,000 shares shall be voting common stock having a par value of $0.01 and 15,000,000 shares shall be Preferred Stock having a par value of $1.00 per share.

IN WITNESS WHEREOF, we have executed this amendment to the Articles of Incorporation, as amended, this ____day of September 2022.

PARKERVISION, INC.

By:
Jeffrey L. Parker
Chief Executive Officer

By:
Cynthia French Secretary